UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2020

Ameri Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Research Court, Suite 750, Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 935-4152

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.01 par value per share	AMRH	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	AMRHW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Spin-Off Transaction

Stock Purchase Agreement

On January 10, 2020, Ameri Holdings, Inc. (the “Company”) and Ameri100 Inc. (“Buyer”) entered into a Stock Purchase Agreement (the “Agreement”) pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, the Company will sell to Buyer and Buyer will purchase from the Company one hundred percent (100%) of the outstanding equity interests (the “Purchased Shares”) of Ameri100 Holdco, Inc. (“Holdco”) (the “Spin-Off”).

Prior to the Spin-Off Closing (as defined below), the Company will consummate a reorganization (the “Reorganization”) pursuant to which it will contribute, transfer and convey to Holdco all of the issued and outstanding equity interests of the existing subsidiaries of the Company, constituting the entire business and operations of the Company and its subsidiaries (the “Transferred Legacy Business”). At the Spin-Off Closing, in exchange for the Purchased Shares, all of the issued and outstanding shares of Series A preferred stock of the Company shall be redeemed for a number of shares of Series A preferred stock of Buyer (“Buyer Preferred Stock”) equal to equal to the sum of (a) 431,333 shares of Buyer Preferred Stock plus (b) an additional number of payable-in-kind shares of Buyer Preferred Stock based on a 2% annual interest rate, compounding quarterly, from January 1, 2020 through and including the date of the Spin-Off Closing on the number of shares set forth in clause (a).

Each party to the Agreement has made customary representations and warranties. The Company has agreed to customary covenants, including relating to the conduct of the Transferred Legacy Business from the date of the Agreement until the closing of the Spin-Off (the “Spin-Off Closing”).

Each party’s obligation to consummate the Spin-Off is subject to certain conditions including, but not limited to:

•	the accuracy of the other party’s representations and warranties and the performance, in all material respects, by the other party of its obligations under the Agreement;
•	the Company obtaining the approval of the Spin-Off from its stockholders at the Company Special Meeting (as defined below);
•	the consummation of the Reorganization; and
•	the consummation of the Amalgamation (as defined below).

The Agreement permits the Company for a period of 30 days after the signing of the Agreement to discuss with third parties alternative transactions to those contemplated by the Agreement.  After such 30 day period, the Company will not be permitted to discuss or provide confidential information to third parties relating to an alternative transaction.  The Company’s board of directors and its special committee will be required to recommend the Spin-Off transaction to the Company’s shareholders, except that it may change its recommendation to the extent required by its fiduciary duties and subject to certain requirements specified in the Agreement, including termination of the Agreement.

The Agreement may be terminated by the mutual written consent of the Company and the Buyer or by either party if (a) there is an outstanding law or order from a governmental authority prohibiting the transactions contemplated by the Agreement, (b) the Spin-Off is not consummated on or prior to the date that is 180 days from the date of the Agreement (the “Outside Date”) or (c) the other party materially breaches the Agreement such that its related closing condition would not be met and fails to cure within the earlier of 10 business days after receipt of notice of such breach or the Outside Date.  The Buyer can also terminate the Agreement for a Material Adverse Effect (as defined in the Agreement), which is continuing and uncured.  Additionally, the Company can terminate if it enters into a definitive agreement for an alternative transaction as permitted by the Agreement and pays the required termination fee, and the Buyer can terminate if the Company or its board of directors or special committee changes its recommendation as permitted by the Agreement.  If the Agreement is terminated, neither party will have any continuing obligations other than confidentiality requirements, the miscellaneous provisions and liability for any fraud, willful misconduct or intentional breach of the Agreement, except that if the agreement is terminated in connection with the fiduciary out as described in the preceding sentence, the Company will be required to pay to the Buyer a termination fee equal to the Buyer’s transaction expenses, up to a maximum of $300,000.

Each party agreed to provide indemnification to the other and its related parties for any breaches of covenants.  Additionally, the Company agreed to provide indemnification for any liabilities for taxes relating to pre-closing periods and any claims by any pre-closing security holders of any subsidiary of the Company, and the Buyer agreed to provide indemnification for any liabilities for taxes relating to post-closing periods.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Exchange Agreements

In connection with the Agreement, on January 10, 2020, the Company entered into Exchange Agreements (each, an “Exchange Agreement”) with certain creditors of the Company and its subsidiaries (each, a “Converted Debt Holder”), pursuant to which the Company issued in a private offering a total of 599,600 shares of its common stock (the “Exchange Shares”) to such Converted Debt Holders at a price per share of $2.495 in satisfaction of $1,496,000 of the obligations owed by the Company to such Converted Debt Holders, with the remaining $1,000,000 owed to such Converted Debt Holders, plus interest (at an increased rate), due at the closing of the Amalgamation (or the earlier of the termination of the Amalgamation Agreement (as defined below) or 181 days after the date of the Amalgamation Agreement. The Converted Debt Holders have agreed to lock-up the Exchange Shares for a period from the date of issuance until six (6) months following the closing of the Amalgamation and have agreed to certain leak-out provisions for the three (3) months after the expiration of such lock-up, in each case, subject to earlier release if the Company’s stock price exceeds $7.50 per share for 20 consecutive trading days.

A copy of the form of Exchange Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Exchange Agreement is qualified in its entirety by reference thereto.

Amalgamation Transaction

Amalgamation Agreement

On January 10, 2020, the Company entered into an Amalgamation Agreement (the “Amalgamation Agreement”) with Jay Pharma Merger Sub, Inc. a company organized under the laws of Canada and a wholly-owned subsidiary of the Company (“Merger Sub”), Jay Pharma Inc., a company organized under the laws of Canada (“Jay Pharma”), Jay Pharma ExchangeCo., Inc. a company organized under the laws of British Columbia and a wholly-owned subsidiary of the Company (“ExchangeCo”), and Barry Kostiner, as the Company Representative.

The Amalgamation Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub and Jay Pharma will be amalgamated and will continue as one corporation (“AmalCo”) under the terms and conditions prescribed in the Amalgamation Agreement (the “Amalgamation”), AmalCo shall be a direct wholly-owned subsidiary of ExchangeCo and an indirect wholly-owned subsidiary of the Company.

At the effective time of the Amalgamation (the “Effective Time”), all outstanding shares of Jay Pharma (the “Jay Pharma Shares”) will be converted into the right to receive such number of shares of common stock of the Company representing approximately 84% of the post-closing company’s issued and outstanding shares of common stock (calculated prior to the issuance of those new shares of common stock) (“Resulting Issuer Common Stock”). The Jay Pharma Shares will initially be converted into either (a) ExchangeCo Exchangeable Shares (as defined in the Amalgamation Agreement) or (b) ExchangeCo Special Shares (as defined in the Amalgamation Agreement) which in turn will be exchangeable into freely-trading shares of Resulting Issuer Common Stock. Additionally, each outstanding Jay Pharma stock option will be converted into and become an option to purchase the number of shares of Resulting Issuer Common Stock equal to the Exchange Ratio (as defined in the Amalgamation Agreement) and each outstanding Jay Pharma warrant will be converted into and become a warrant to purchase the number of shares of Resulting Issuer Common Stock equal to the Exchange Ratio.

Each party to the Amalgamation Agreement has made customary representations and warranties.

The Company has made covenants, among others, relating to the conduct of its business prior to the closing of the Amalgamation, including:

•
an undertaking to prepare and file with the SEC, as promptly as reasonably practicable following the date of the Amalgamation Agreement, (a) a proxy statement (the “Proxy Statement”) asking its shareholders to vote on and approve any and all required proposals (the “Company Shareholder Proposals”) necessary to consummate the transactions contemplated by the Amalgamation and the Spin-Off at a special meeting (the “Company Special Meeting”) and (b) a Registration Statement or Statements on Forms S-4, S-1, S-3 or S-8, as applicable (including all amendments thereto, and collectively, the “Registration Statement”) registering all shares of Resulting Issuer Capital Stock (as defined in the Amalgamation Agreement) issued in connection with the Amalgamation;

•
an undertaking to prepare and submit a NASDAQ Listing Application and use commercially reasonable efforts to cause such NASDAQ Listing Application to be conditionally approved prior to the Effective Time; and

•	an undertaking to consummate an equity financing that eliminates all of the outstanding liabilities of the Company prior to the Effective Time (the “Company Financing”).

Following the Effective Time, the Board of Directors of the Company (the “Board”) will consist of three (3) directors and will be comprised of two (2) members designated by Jay Pharma and one (1) member designated by the Company.

The Company is not permitted to solicit, initiate, propose, seek or knowingly encourage, facilitate or support any alternative transaction proposals from third parties or to engage in discussions or negotiations with third parties regarding any alternative transaction proposals. Notwithstanding this limitation, prior to the Effective Time, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to an unsolicited alternative transaction proposal that the Board has determined in good faith is or would reasonably be expected to lead to a superior proposal.

The Amalgamation Agreement also contains covenants regarding the Company and Jay Pharma using their respective reasonable best efforts to obtain all required governmental and regulatory consents and approvals.

Each party’s obligation to consummate the Amalgamation is subject to certain conditions including, but not limited to:

•	the accuracy of the other parties representations and warranties and the performance, in all material respects, by the other parties of its obligations under the Amalgamation Agreement;
•	the approval of the Company Shareholder Proposals at the Company Special Meeting;
•	the consummation of the Spin-Off;
•	the consummation of the Company Financing;
•	the approval of the Jay Pharma stockholders;
•	the entering into of certain ancillary agreements by and between the Company and ExchangeCo;
•	the approval of the NASDAQ Listing Application; and
•	the Company shall have effectuated the Stock Split (as defined in the Amalgamation Agreement), if necessary.

The Amalgamation Agreement contains certain customary termination rights by either the Company or Jay Pharma, including if the Amalgamation is not consummated within 180 days of the date of the Amalgamation Agreement.

If the Amalgamation Agreement is terminated under certain circumstances, the Company may be obligated reimburse Jay Pharma for expenses incurred in an amount not to exceed $500,000.

The Company has agreed to indemnify and hold harmless Jay Pharma and their respective successors and assigns for a period of one (1) year, from and against all losses arising out of or resulting from the inaccuracy or breach of any representation or warranty of, or the non-fulfillment or breach of any covenant or agreement of, the Company, Merger Sub or ExchangeCo contained in the Amalgamation Agreement. Indemnification claims will be paid by delivery of shares of Resulting Issuer Common Stock.

The foregoing description of the Amalgamation Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement attached hereto as Exhibit 2.2, which is incorporated herein by reference.

Lock-Up Agreements

Prior to closing, certain holders of Jay Pharma securities will enter into lock-up agreements, pursuant to which they have agreed to certain restrictions on transfers of the shares of Resulting Issuer Capital Stock for the 180-day period following the effective time of the Amalgamation, with such restrictions being subject to customary exceptions.

Description of Jay Pharma

Jay Pharma was incorporated under the Business Corporations Act (Canada) on April 19, 2017 as Jay Resources Inc. Jay Pharma is a pharmaceutical company developing innovative, evidence-based cannabinoid medicines.

Simultaneously with the execution of the Amalgamation Agreement, Jay Pharma entered into a Secured Promissory Note, dated January 10, 2020 (the “Note”), by and among Jay Pharma and the lenders signatories thereto, pursuant to which, on January 10, 2020, Jay Pharma received aggregate gross proceeds of $1,500,000. Pursuant to the Note, the aggregate obligations of Jay Pharma under the Note are to automatically, immediately prior to the consummation of the Amalgamation, convert into shares of Jay Pharma common stock, subject to the terms and provisions of the Note. Pursuant to Note, upon conversion of the term loans made by the lenders subject to the terms of the Note, Jay Pharma is required to cause Ameri to issue each lender warrants to purchase Ameri Common Stock. Upon consummation of the Amalgamation, Jay Pharma has agreed to cause Ameri to register the resale of the warrant shares.

Prior to the execution and delivery of the Amalgamation Agreement, certain investors have entered into agreements with Jay Pharma pursuant to which such investors have agreed, subject to the terms and conditions of such agreements, to purchase, immediately prior to the consummation of the Amalgamation, shares of Jay Pharma’s common stock (or common stock equivalents) and warrants to purchase Jay Pharma’s common stock for an aggregate purchase price of $3.5 million (the “Jay Pre-Closing Financing”). The consummation of the transactions contemplated by such agreements is conditioned upon the satisfaction or waiver of the conditions set forth in the Amalgamation Agreement. After consummation of the Amalgamation, Jay Pharma has agreed to cause Ameri to register the resale of the Ameri Common Stock issued and issuable pursuant to the warrants issued to the investors in the Jay Pre-Closing Financing.

In connection with the Amalgamation, an accredited investor entered into an assignment agreement with a stockholder of Jay Pharma, pursuant to which, immediately prior to the Amalgamation, such stockholder of Jay Pharma will sell and assign an aggregate of 7,841,785 shares of Jay Pharma common stock for the nominal aggregate purchase price of $10.

Item 3.02.	Unregistered Sales of Equity Securities.

The information in Item 1.01 relating to the issuance of the Exchange Shares is incorporated by reference into this Item 3.02. The issuance of the Exchange Shares will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On January 13, 2020, the Company issued a press release with respect to the foregoing transactions, a copy of which is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This report, including the exhibits attached hereto, contain forward-looking statements based upon the Company’s and Jay Pharma’s current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements about the structure, timing and completion of the proposed Spin-Off and Amalgamation; the post-closing company’s listing on Nasdaq after closing of the proposed Amalgamation; expectations regarding the ownership structure of the post-closing company; the expected executive officers and directors of the post-closing company; the post-closing company’s expected cash position at the closing of the proposed Amalgamation; the future operations of the post-closing company; the nature, strategy and focus of the post-closing company; the development and commercial potential and potential benefits of any product candidates of the post-closing company; Jay Pharma having sufficient resources to advance its product pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of the Company and Jay Pharma to consummate the proposed transactions; (iii) risks related to the Company’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments, Company stockholders and Jay Pharma stockholders could own more or less of the combined post-closing company than is currently anticipated; (vi) risks related to the market price of the Company’s common stock prior to the closings; (vii) unexpected costs, charges or expenses resulting from the transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) the uncertainties associated with the development and regulatory approval of product candidates; (x) risks related to the inability of the post-closing company to obtain sufficient additional capital to continue to advance product candidates; (xi) unexpected costs that may result from development of product candidates; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled “Risk Factors” in the Company’s Annual and Quarterly Reports filed with the SEC, and in other filings that the Company makes and will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transactions, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement that will contain a proxy statement and prospectus. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COMPANY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.  Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC by contacting Investor Relations by mail at 5000 Research Court, Suite 750, Suwanee, Georgia. Stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation

The Company and Jay Pharma, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This report and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Jay Pharma for the fiscal years ended December 31, 2018 and 2017 (audited), and for the nine months ended September 30, 2019 and 2018 (unaudited) are incorporated herein by reference to Exhibits 99.2 and 99.3, respectively, to this current report.

(b) Pro Forma Financial Information.

The required pro forma financial statements of the Company will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than 71 days after the date on which this Current Report was required to be filed.

(d)	Exhibits

2.1	Share Purchase Agreement, dated January 10, 2020, by and between AMERI Holdings, Inc. and Ameri100, Inc.*
2.2	Amalgamation Agreement, dated January 10, 2020, by and between AMERI Holdings, Inc., Jay Pharma Merger Sub, Inc., Jay Pharma Inc., Jay Pharma ExchangeCo., Inc. and Barry Kostiner.*
5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP
10.1	Form of Exchange Agreement, by and among AMERI Holdings, Inc., Ameri100, Inc. and each Converted Debt Holder*
23.1	Consent of Marcum LLP
99.1	Press Release, dated January 13, 2020
99.2	Audited financial statements of Jay Pharma for the fiscal years ended December 31, 2018 and 2017
99.3	Condensed financial statements of Jay Pharma for the nine months ended September 30, 2019 and 2018 (unaudited)

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2).  The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 13, 2020	AMERI HOLDINGS, INC.
	By:	/s/ Barry Kostiner
Name: Barry Kostiner
Title: Chief Financial Officer